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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 20, 1999
              (Date of earliest event reported): September 15, 1999



                        FIREARMS TRAINING SYSTEMS, INC.
                (Exact name of Company specified in its charter)



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
          DELEWARE                                 0-21773                             57-0777018
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)
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        7340 MCGINNIS FERRY ROAD, SUWANEE, GEORGIA                  30024
         (Address of principal executive offices)                 (Zip Code)




                                (770) 813-0180
                (Company's telephone number, including area code)



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Item 5. other Events

     On September 15, 1999, Peter A. Marino, the President, Chief Executive Officer ("CEO") and Director, announced his retirement from Firearms Training Systems, Inc. ("FATS") effective September 30, 1999. Robert F. Mecredy, FATS Executive Vice President, will assume responsibilities as President and CEO. FATS issued the press release filed as Exhibit 99.1.




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Item 7.  Financial Statements and Exhibits.

(c) Exhibits:
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
99.1 Text of Press Release of Firearms Training Systems, Inc., dated September 15, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Firearms Training Systems, Inc.


                                      By:    /s/ John A. Morelli
                                           -------------------------------------
                                           John A. Morelli
                                           Chief Financial
                                           Officer and Secretary
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

                                      Date: September 20, 1999


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                                 Exhibit Index
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
Exhibit No.       Exhibit
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
99.1              Text of Press Release of Firearms Training Systems, Inc.,
                  dated September 15, 1999.
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